                                                                                                                                           Exhibit 4-E

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                                                                Dated June 4, 2002

                                                                         between

                                                                      CONECTIV

                                                                             and

                                      MORGAN STANLEY & CO. INCORPORATED

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                                                        REGISTRATION RIGHTS AGREEMENT

             This Registration Rights Agreement (the "Agreement") is made and entered into June 4,
2002, between Conectiv, a Delaware corporation (the "Company"), and Morgan Stanley & Co.
Incorporated (the "Representative"), as representative of the several initial purchasers named in the Purchase Agreement (the "Initial Purchasers").

             This Agreement is made pursuant to the Purchase Agreement dated May 30, 2002 between the Company and the Representative (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of an aggregate of $250,000,000 principal amount of the 5.30% Notes due 2005(the "Securities") to be issued by the Company. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the
Purchase Agreement.

             In consideration of the foregoing, the parties hereto agree as follows:

             1.              Definitions.

             As used in this Agreement, the following capitalized defined terms shall have the following meanings:

              "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

              "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

              "Additional Interest" shall have the meaning assigned to it in Section 2(e).

              "Business Day" shall mean any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

              "Closing Date" shall mean the Closing Date as defined in the Purchase Agreement.

              "Company" shall have the meaning set forth in the preamble to this Agreement and shall also include the Company's successors.

              "Effectiveness Deadline" shall have the meaning set forth in Section 2(a) hereof.

              "Exchange Offer" shall mean the exchange offer by the Company of Exchange
Securities for Registrable Securities pursuant to Section 2(a) hereof.

              "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

              "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

              "Exchange Securities" shall mean securities issued by the Company under the
Indenture containing terms identical to the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from June 4, 2002, (ii) the Exchange Securities will not contain restrictions on transfer or bear a restrictive legend, and (iii) the Exchange Securities will not contain provisions for
Additional Interest) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

              "Holder" shall mean the Initial Purchasers, for so long as they own any Registrable
Securities, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holder" shall include Participating
Broker-Dealers.

              "Indenture" shall mean the Indenture relating to the Securities dated as of May 17,
1999 between the Company and Wachovia Trust Company, National Association (formerly First
Union Trust Company, National Association), as trustee, and as the same may be amended or supplemented from time to time in accordance with the terms thereof.

              "Initial Purchasers" shall have the meaning set forth in the preamble to this
Agreement.

              "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of
Holders of a specified percentage of Registrable Securities is required hereunder, Registrable
Securities held by the Company or any of its "affiliates" (as such term is defined in Rule 144 under the 1933 Act) (other than the Initial Purchasers, it being understood and agreed that none of the Initial Purchasers nor any of their respective subsidiaries, parents or affiliates shall be deemed affiliates of the Company for purposes of this definition, and other than subsequent holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount. In cases where this Agreement shall permit or require any action or determination to be made by, for example, a majority in principal amount of Registrable
Securities being sold or included in a Shelf Registration or offering or affected by an amendment, the procedures specified in the proviso to the foregoing sentence shall be applied.

              "Participating Broker-Dealer" shall have the meaning specified in Section 4(a) of this
Agreement.

              "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization or other entity, or a government or agency or political subdivision thereof.

              "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated or deemed to be incorporated by reference therein.

              "Purchase Agreement" shall have the meaning set forth in the preamble to this
Agreement.

              "Registrable Securities" shall mean the Securities; provided, however, that any
Security shall cease to be a Registrable Security (i) when a Registration Statement with respect to such Security shall have been declared effective under the 1933 Act and such Security shall have been disposed of pursuant to such Registration Statement, (ii) when such Security has been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule
144A) under the 1933 Act (iii) when the period referred to in Rule 144(k) with respect to such security shall have expired or (iv) when such Security shall have ceased to be outstanding.

              "Registration Expenses" shall mean all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable
Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the reasonable fees and disbursements of the Trustee and its counsel, (vii) the reasonable fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders
(which counsel shall be selected by the Representative or, if the Representative elects not to select such counsel, by the Majority Holders and which counsel may also be counsel for the
Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Company and of any other Person or business whose financial statements are included or incorporated or deemed to be incorporated by reference in a Registration Statement, including the expenses of any special audits or "cold comfort" or similar letters required by or incident to such performance and compliance. Notwithstanding the foregoing, Holders shall be responsible for fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clauses (ii) and (vii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

              "Registration Statement" shall mean any registration statement of the Company that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this
Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

              "Representative" shall have the meaning set forth in the preamble to this Agreement.

              "SEC" shall mean the Securities and Exchange Commission.

              "Securities" shall have the meaning set forth in the preamble to this Agreement.

              "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

              "Shelf Registration Statement" shall mean a "shelf" registration statement of the
Company pursuant to the provisions of Section 2(b) of this Agreement which covers all of the
Registrable Securities (but no other securities unless approved by the Holders whose Registrable
Securities are covered by such Shelf Registration Statement) on an appropriate form under Rule
415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

              "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

              "Underwriter" shall have the meaning set forth in the last paragraph of Section 3 of this
Agreement.

              "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which Registrable Securities are sold to an Underwriter or Underwriters for reoffering to the public.

             2.              Registration Under the 1933 Act.

             (a)             To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Company shall (A) use its reasonable best efforts to prepare and, as soon as practicable but not later than 120 days following the Closing Date, file with the SEC an
Exchange Offer Registration Statement on an appropriate form under the 1933 Act with respect to a proposed Exchange Offer and the issuance and delivery to the Holders, in exchange for the
Registrable Securities, of a like principal amount of Exchange Securities, (B) use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the 1933 Act not later than 180 days after the Closing Date (the "Effectiveness Deadline"),
(C) use its reasonable best efforts to keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer and (D) use its reasonable best efforts to cause the
Exchange Offer to be consummated as promptly as practicable, but in any event not later than the date that is 30 Business Days after the Effectiveness Deadline. The Company shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

                                       (i)              that the Exchange Offer is being made pursuant to this
                          Registration Rights Agreement and that all Registrable Securities validly tendered and not withdrawn will be accepted for exchange;

                                       (ii)             the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the "Exchange
                          Dates");

                                       (iii)            that any Registrable Security not tendered will remain
                          outstanding and continue to accrue interest, but will not thereafter be entitled to receive any Additional Interest or be entitled to any registration rights under this
                          Agreement;

                                       (iv)             that Holders electing to have a Registrable Security
                          exchanged pursuant to the Exchange Offer will be required to surrender such
                          Registrable Security, together with the related letter of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of
                          New York) specified in the exchange offer Prospectus or the accompanying documents prior to the time the Exchange Offer terminates (which shall not be earlier than 5:00 p.m., New York City time) on the last Exchange Date; and

                                       (v)              that Holders will be entitled to withdraw their election, not later than the time the Exchange Offer terminates (which shall not be earlier than
                          5:00 p.m., New York City time) on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of
                          New York) specified in the exchange offer Prospectus or the accompanying documents a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Securities exchanged.

             As soon as reasonably practicable after the last Exchange Date, the Company shall:

                                        (i)              accept for exchange all Registrable Securities or portions thereof validly tendered and not withdrawn pursuant to the Exchange Offer; and

                                        (ii)             deliver, or cause to be delivered, to the Trustee for
                          cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Security equal in principal amount to the principal amount of the Registrable Securities surrendered by such
                          Holder.

             The Company shall use its reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange
Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Company shall inform the Representative of the names and addresses of the Holders to whom the Exchange
Offer is made, and the Representative shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

             Each Holder participating in the Exchange Offer shall be required to represent to the
Company that at the time of the consummation of the Exchange Offer (i) any Exchange
Securities received by such Holder will be acquired in the ordinary course of business, (ii) such
Holder has no arrangement or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such
Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or, if it
is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-
dealer, that it is not engaged in, and does not intend to engage in, the distribution of the
Exchange Securities within the meaning of the 1933 Act, (v) if such Holder is a broker-dealer, that it will receive Exchange Securities in exchange for Securities that were acquired for its own account as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such
Exchange Securities, and (vi) if such Holder is a broker-dealer, that it did not purchase the
Securities being tendered in the Exchange Offer directly from the Company for resale pursuant to Rule 144A or any other available exemption from registration under the Securities Act.

             (b)              In the event that (i) the Company determines that the Exchange Offer
Registration provided for in Section 2(a) above is not available or the Exchange Offer may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is
for any other reason not consummated within 30 Business Days following the Effectiveness
Deadline, or (iii) the Exchange Offer has been completed and the Representative has determined, based upon the opinion of legal counsel, that a Registration Statement must be filed or a
Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of
Registrable Securities, the Company shall use its reasonable best efforts to cause to be filed as soon as practicable after such determination or the date that notice of such determination by the
Representative is given to the Company, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities and to have such Shelf
Registration Statement declared effective by the SEC. In the event the Company is required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Company shall use its reasonable best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a)
with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the
Exchange Offer. The Company agrees to use its reasonable best efforts to keep the Shelf
Registration Statement continuously effective and to keep the related Prospectus current until the expiration of the period referred to in Rule 144(k) with respect to the Registrable Securities or such shorter period that will terminate when all of the Registrable Securities covered by the Shelf
Registration Statement have been sold pursuant to the Shelf Registration Statement or shall have been sold to the public pursuant to Rule 144(k) (or similar provision then in force, but not Rule
144A) under the 1933 Act or shall have ceased to be outstanding. The Company further agrees to supplement or amend the Shelf Registration Statement and/or the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the
Company for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its best efforts to cause any such amendment to become effective and such Shelf Registration Statement and/or the related Prospectus to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of
Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

             (c)              The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and Section 2(b) including, but not limited to, the fees and expenses of one counsel to be selected by the Representative or, if the Representative elects not to select such counsel, by the Majority Holders and which counsel may also be counsel for the
Initial Purchasers. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

             (d)              An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf
Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

             (e)              Additional cash interest (the "Additional Interest") shall be payable by the
Company in respect of the Securities as follows:

                                       (i)              If an Exchange Offer Registration Statement or Shelf
                          Registration Statement is not filed within 120 days after the Closing Date, then commencing on and including the 121st day after the Closing Date, in addition to the interest otherwise payable on the Securities, Additional Interest will accrue and be payable on the Securities at the rate of 0.25% per annum; or

                                       (ii)             If an Exchange Offer Registration Statement or Shelf
                          Registration Statement is not declared effective within 180 days after the
                          Closing Date, then commencing on and including the 181st day after the Closing
                          Date, in addition to the interest otherwise payable on the Securities, Additional
                          Interest will accrue and be payable on the Securities at the rate of 0.25% per annum; or

                                       (iii)            If either (A) the Company has not exchanged Exchange
                          Securities for all Registrable Securities validly tendered and not withdrawn in accordance with the terms of the Exchange Offer on or prior to the date that is 30
                          Business Days after the Effectiveness Deadline, or (B) if applicable, the Shelf
                          Registration Statement has been declared effective but such Shelf Registration
                          Statement ceases to be effective at any time prior to the expiration of the holding period referred to in Rule 144(k) or, if earlier, such time as all of the Registrable
                          Securities covered by the Shelf Registration Statement have been disposed of pursuant to such Shelf Registration Statement or sold to the public pursuant to
                          Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or shall have ceased to be outstanding, then, in addition to the interest otherwise payable on the Securities, Additional Interest will accrue and be payable on the Securities at the rate of 0.25% per annum from and including
                          (x) the day (whether or not a Business Day) immediately succeeding the 30th
                          Business Day after the Effectiveness Deadline, in the case of (A) above, or
                          (y) the day such Shelf Registration Statement ceases to be effective, in the case of (B) above;

provided, however, that the Additional Interest rate on the Securities may in no event exceed
0.25% per annum; and provided, further, that (1) upon the filing of the Exchange Offer
Registration Statement or Shelf Registration Statement (in the case of (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement
(in the case of (ii) above), or (3) upon the exchange of Exchange Securities for all Registrable
Securities validly tendered and not withdrawn in the Exchange Offer or upon the effectiveness of the Shelf Registration Statement that had ceased to remain effective prior to the expiration of the holding period referred to in Rule 144(k) or, if earlier, such time as all of the Registrable
Securities covered by the Shelf Registration Statement have been disposed of pursuant to such
Shelf Registration Statement or sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or shall have ceased to be outstanding (in the case of (iii) above), Additional Interest on the Securities as a result of such clause (i), (ii) or (iii), respectively, shall cease to accrue.

             Any amount of Additional Interest due pursuant to clauses (i), (ii) or (iii) of the preceding paragraph will be payable in cash and will be payable on the same dates on which interest is otherwise payable on the Securities and to the same Persons who are entitled to receive those payments of interest on the Securities. The amount of Additional Interest payable for any period will be determined by multiplying the Additional Interest rate, which will be 0.25% per annum, by the principal amount of the Securities and then multiplying the product by a fraction, the numerator of which is the number of days that the Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months) and the denominator of which is 360.

             (f)              Without limiting the remedies available to the Initial Purchasers and the
Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof, provided that, without limiting the ability of any Initial Purchaser or any Holder to specifically enforce such obligations, in the case of any terms of this Agreement for which Additional
Interest pursuant to 2(e) is expressly provided as a remedy for a violation of such terms, such
Additional Interest shall be the sole monetary damages for such a violation.

             3.              Registration Procedures.

             In connection with the obligations of the Company with respect to the Registration
Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company shall as expeditiously as possible:

             (a)              prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling
Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

             (b)              prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration
Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; to keep each Prospectus current during the period described under Section
4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

             (c)              in the case of a Shelf Registration, furnish to each Holder of Registrable
Securities, to counsel for the Initial Purchasers, to counsel for the Holders and to each
Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable
Securities; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of
Registrable Securities and any such Underwriter in connection with the offering and sale of the
Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

             (d)              use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of
Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National
Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

             (e)              in the case of a Shelf Registration, notify each Holder of Registrable
Securities, counsel for the Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration
Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the
SEC or any state securities authority of any stop order suspending the effectiveness of a
Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representation and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or as a result of which the Shelf Registration Statement or the related Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or which requires the making of any changes in such Registration
Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

             (f)              make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

             (g)              in the case of a Shelf Registration, furnish to each Holder of Registrable
Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

             (h)              in the case of a Shelf Registration, cooperate with the selling Holders of
Registrable Securities to facilitate the timely preparation and delivery of certificates representing
Registrable Securities to be sold and not bearing any restrictive legends and enable such
Registrable Securities to be in such denominations (consistent with the provisions of the
Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Securities;

             (i)              in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related
Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such
Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify the Holders to suspend use of the
Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

             (j)              a reasonable time prior to the filing of any Registration Statement, any
Prospectus, any amendment to a Registration Statement or amendment or supplement to a
Prospectus or any document which is to be incorporated by reference into a Registration
Statement or Prospectus after initial filing of a Registration Statement, provide copies of such document to the Representative and its counsel (and, in the case of a Shelf Registration
Statement, the Holders and their counsel), and make such of the representatives of the Company as shall be reasonably requested by the Representative or its counsel (and, in the case of a Shelf
Registration Statement, the Holders or their counsel) available for discussion of such document and the Company shall not at any time file or make any amendment to the Registration
Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a
Prospectus or any document which is to be incorporated by reference into a Registration
Statement or a Prospectus, of which the Representative and counsel to the Initial Purchasers
(and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Representative or counsel to the
Initial Purchasers (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall reasonably object.

             (k)              obtain a CUSIP number for all Exchange Securities or Registrable Securities,
as the case may be, not later than the effective date of a Registration Statement;

             (l)              cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities or
Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

             (m)              in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities, any Initial Purchaser participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative of the Holders, Initial Purchaser, attorney or accountant in connection with a Shelf Registration Statement;

             (n)              in the case of a Shelf Registration, use its reasonable best efforts to cause all
Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Majority
Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

             (o)              use its reasonable best efforts to cause the Exchange Securities or Registrable
Securities, as the case may be, to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act);

             (p)              if reasonably requested by any Holder of Registrable Securities covered by a
Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-
effective amendment as soon as the Company has received notification of the matters to be incorporated in such filing; and

             (q)              in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such
Underwriters and their respective counsel) addressed to each selling Holder and Underwriters of
Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any Person or business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration
Statement or in the documents incorporated or deemed to be incorporated therein) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable
Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings to evidence the continued validity of the representations and warranties of the
Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

             In the case of a Shelf Registration Statement, the Company may require each Holder of
Registrable Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

             In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section
3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the
Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company shall extend the period during which the Registration
Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Company may give any such notice only twice during any 365 day period and any such suspensions may not exceed 30 days for each suspension and there may not be more than two suspensions in effect during any 365 day period.

             The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such
Underwritten Offering, the investment banker or investment bankers and manager or managers
(the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering.

             4.              Participation of Broker-Dealers in Exchange Offer.

             (a)              The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

             The Company understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the
Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating
Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

             (b)              In light of the above, notwithstanding the other provisions of this Agreement, the Company agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be reasonably requested by the Representative or by one or more
Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers
consistent with the positions of the Staff recited in Section 4(a) above; provided that:

                                       (i)              the Company shall not be required to amend or supplement
                          the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating
                          Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

                                       (ii)             the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Representative or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the
                          Representative and the Company in writing that they anticipate that they will be
                          Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an
                          Exchange Offer Registration, the Company shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be
                          Morgan Stanley & Co. Incorporated unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, "cold comfort" or similar letter relating to the Company (plus only one, if any, "cold comfort" or similar letter with respect to any other Person or businesses whose financial statements are included or incorporated or deemed to be incorporated by reference in the Exchange Offer Registration Statement) with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

             (c)              The Representative shall have no liability to the Company or any Holder with respect to any request that it may make pursuant to Section 4(b) above.

             5.              Indemnification and Contribution.

             (a)              The Company agrees to indemnify and hold harmless the Initial Purchasers, each Holder and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Initial Purchaser or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Initial Purchaser, any Holder or any such controlling or affiliated
Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration
Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable
Securities were registered under the 1933 Act, including all documents incorporated or deemed to be incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were, made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers or any Holder furnished to the
Company in writing through Morgan Stanley & Co. Incorporated or any selling Holder, respectively, expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary Prospectus relating to a Shelf Registration Statement shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the Person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Holder or Participating Broker-Dealer, if a copy of the final Prospectus relating to a Shelf Registration Statement (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such
Holder or Participating Broker-Dealer, as the case may be, to such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of such Securities to such Person, and if such final Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 2(b), 3(e) or 3(i) or the penultimate paragraph of
Section 3 hereof, or unless such defect shall have been cured by a document incorporated or deemed to be incorporated by reference in the final Prospectus. In connection with any
Underwritten Offering permitted by Section 3, the Company will also indemnify the
Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls any such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

             (b)              Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Purchasers and the other selling Holders, and each of their respective directors, officers of the Company who sign the Registration Statement and each
Person, if any, who controls the Company, any Initial Purchaser and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the
same extent as the foregoing indemnity from the Company to the Initial Purchasers and the
Holders, but only with reference to information relating to such Holder furnished to the
Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

             (c)              In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any
Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the
Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any firm acting as local counsel) for the Initial Purchasers and all
Persons, if any, who control any Initial Purchasers within the meaning of either Section 15 of the
1933 Act or Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm
(in addition to any firm acting as local counsel) for the Company, its directors, its officers who sign the Registration Statement and each Person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any firm acting as local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Initial Purchasers and Persons who control the Initial Purchasers, such firm shall be designated in writing by Morgan Stanley & Co.
Incorporated. In such case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified
Party from and against any loss or liability by reason of such settlement or judgment. No
Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified
Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

             (d)              If the indemnification provided for in paragraph (a) or paragraph (b) of this
Section 5 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Parties on the one hand and of the Indemnified Party or Parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Registrable Securities of such Holders that were registered pursuant to a Registration Statement.

             (e)              The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which
Registrable Securities were sold by such Holder exceeds the amount of any damages that such
Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

             (f)              The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,
(ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any Person controlling any of the Initial Purchasers or any Holder, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, (iii) acceptance of any of the
Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration
Statement.

             6.              Miscellaneous.

             (a)              No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

             (b)              Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any
Holder of Registrable Securities unless consented to in writing by such Holder.

             (c)              Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers,
c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036,
Attention: Michael Fusco; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

             All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is confirmed, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

             Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

             (d)              Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of
Registrable Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and in consideration of, among other things, the rights granted in subsection (f) of this Section 6, by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.
The Representative and the Initial Purchasers (in their respective capacities as Representative and Initial Purchasers) shall have no liability or obligation to the Company with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

             (e)              Purchases and Sales of Securities. The Company shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the 1933 Act) not to, purchase and then resell or otherwise transfer any Securities.

             (f)              Third Party Beneficiary. The Initial Purchasers and the subsequent Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Representative, on the other hand, and each of them shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders or Initial Purchasers, respectively hereunder.

             (g)              Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

             (h)              Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

             (i)              Governing Law. This Agreement shall be governed by the laws of the State of New York.

              (j)               Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

             IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CONECTIV By:/s/ P.S. Reese Name: P.S. Reese Title: Vice President and Treasurer

MORGAN STANLEY & CO.
    INCORPORATED
Acting on behalf of itself
and the several Initial Purchasers named in the
Purchase Agreement.

MORGAN STANLEY & CO.
    INCORPORATED

By:/s/ Michael Fusco
Name:   Michael Fusco
Title:     Executive Director